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                               VERTEX ALL CAP FUND
                            VERTEX U.S. ALL CAP FUND
                             VERTEX CONTRARIAN FUND

                      Supplement to the Current Prospectus

     On August 25, 1999 shareholders of each of the Vertex Funds approved new investment advisory agreements. Under these agreements, effective October 1, 1999, the Basic Fee component of the management fee paid by each Fund to the Adviser will increase from 1.50% per annum to 2.00% per annum, and the performance fee adjustment will revolve around a 2.00% per annum Basic Fee (as opposed to 1.50%) and will increase or decrease from 0.10% to 0.20% for each full percentage point that each Fund's performance exceeds or lags the S&P 500 Index. The maximum adjustment (up or down) for a Fund's fiscal year will not exceed 2.00%, so that the minimum and maximum management fee paid by a Fund during any fiscal year would be 0% and 4%, respectively (as opposed to 0% to 3%). The Adviser is currently waiving its right to receive all management fees.


               The date of this Supplement is September 28, 1999.